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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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EFJ, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EFJ, INC.

NOTICE OF 2003
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

DATE:	Thursday, May 29, 2003
TIME:	10:00 a.m.
PLACE:	University of Nebraska Technology Park 4701 Innovation Drive Lincoln, NE 68521
Principal Executive Office of EFJ, Inc. EFJ, Inc. 4800 NW 1st Street, Suite 100 Lincoln, NE 68521

April 16, 2003

Dear Stockholder:

        It is my pleasure to invite you to EFJ, Inc.'s 2003 Annual Meeting of Stockholders. The meeting will be held on Thursday, May 29, 2003 at the University of Nebraska Technology Park in Lincoln, Nebraska. We will begin promptly at 10 a.m. (CST) with discussion and voting on the matters described in this Proxy Statement, followed by a report on EFJ's operations and financial performance during 2002.

        This booklet includes the Notice of Annual Meeting, Annual Report and Proxy Statement. The Proxy Statement and accompanying forms of proxy and voting instructions are first being mailed on or about April 16, 2003, to stockholders entitled to vote at the meeting.

        Your vote is important. Whether you plan to attend the meeting or not, we ask that all stockholders read the attached documents and complete, date, sign and return the enclosed proxy card promptly. If you received more than one proxy card because you own shares registered in different names or at different addresses, please be sure to separately complete and return each proxy card. Stockholders who attend the meeting may withdraw their proxy and vote in person if they wish to do so.

        Please indicate on the proxy card whether or not you expect to attend the meeting so that we can provide adequate seating.

        On behalf of the management and directors of EFJ, I want to thank you for your continued support and confidence in EFJ. We look forward to seeing you at the 2003 Annual Meeting.

                      Sincerely,

                      Michael E. Jalbert
                      Chairman of the Board

4800 NW 1st Street, Suite 100, Lincoln, Nebraska 68521-9918

EFJ, INC.

NOTICE OF 2003
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

DATE:	Thursday, May 29, 2003
TIME:	10:00 a.m.
PLACE:	University of Nebraska Technology Park 4701 Innovation Drive Lincoln, NE 68521-5330

Dear Stockholders:

        At our Annual Meeting, we will ask you to:

  •
  Elect two directors to each serve for a term of three years; and
  •
  Transact any other business that may properly be presented at the Annual Meeting.

        Our Bylaws provide for the nomination of directors at the Annual Meeting in the following manner:

        "Article 1, Section 7. Stockholder Proposals and Nominations of Directors. Nominations for election to the Board of Directors of the Corporation at a meeting of the stockholders may be made by the Board of Directors, or on behalf of the Board of Directors by a Nominating Committee appointed by the Board of Directors, or by any stockholder of the Corporation entitled to vote for the election of directors at such meeting. Any nominations, other than those made by or on behalf of the Board of Directors, and any proposal by any stockholder to transact any corporate business at an annual or special stockholders meeting, shall be made by notice in writing and mailed by certified mail to the Secretary of the Corporation and (i) in the case of an annual meeting, received no later than 35 days prior to the date of the annual meeting; provided, however, that if less than 35 days' notice of a meeting of stockholders is given to the stockholders, such notice of proposed business or nomination by such stockholder shall have been made or delivered to the Secretary of the Corporation not later than the close of business on the seventh day following the day on which the notice of a meeting was mailed, and (ii) in the case of a special meeting of stockholders, received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. A notice of nominations by stockholders shall set forth as to each proposed nominee who is not an incumbent director (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee and the nominating stockholder and (iv) any other information concerning the nominee that must be disclosed regarding nominees in proxy solicitations pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules under such section."

        If you were a stockholder of record at the close of business on April 8, 2003, you may vote at the Annual Meeting.

By order of the Board of Directors,

R. Andrew Massey Corporate Secretary
April 16, 2003 Lincoln, Nebraska

i

PROXY STATEMENT FOR EFJ, INC.
2003 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

        We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors (the "Board") is soliciting your proxy to vote at the 2003 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, date, sign, and return the enclosed proxy card.

Who is entitled to vote?

        We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about April 16, 2003 to all stockholders entitled to vote. The record date for those entitled to vote is April 8, 2003. At the close of business on April 8, 2003, there were 17,577,315 shares of EFJ common stock outstanding, of which 17,359,773 were voting common stock and 217,542 were non-voting common stock. EFJ common stock is our only class of voting stock. We are also sending along with this Proxy Statement, the EFJ Annual Report for the year ended 2002, which includes our financial statements.

What constitutes a quorum?

        The holders of a majority of the issued and outstanding shares of EFJ common stock entitled to vote at the meeting must be present, in person or by proxy, in order to constitute a quorum. We can only conduct the business of the meeting if a quorum has been established. We will include proxies marked as abstentions and broker non-votes in determining the number of shares present at the meeting.

How many votes do I have?

        Each share of EFJ common stock that you own entitles you to one vote. The proxy card indicates the number of shares of EFJ common stock that you own.

How do I vote by proxy?

        When a stockholder signs the proxy card, Michael E. Jalbert and Thomas R. Thomsen are appointed as your representatives to vote your shares of common stock at the meeting. At the meeting, Michael E. Jalbert and Thomas R. Thomsen will vote your shares as you instruct on your proxy card. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

        If an issue comes up for vote at the meeting that is not on the proxy card, Michael E. Jalbert and Thomas R. Thomsen will vote your shares of common stock covered by your proxy card in accordance with their best judgment. At the time this Proxy Statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I change my vote after I return my proxy?

        Yes. If you give a proxy, you may change your vote at any time before it is exercised. You may change your vote in any one of three ways:

  •
  You may send EFJ's Secretary another proxy with a later date.

  •
  You may notify EFJ's Secretary in writing before the Annual Meeting that you have revoked your proxy.

  •
  You may attend the Annual Meeting and vote in person.

How do I vote in person?

        If you plan to attend the Annual Meeting and vote in person, we will give you a ballot form when you arrive. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the meeting.

Directions to the Annual Meeting location in Lincoln, Nebraska:

From Lincoln Nebraska Municipal Airport:

Leave the Airport following West Adams Street. Stay in the left lane, turn left immediately onto NW 12th Street, and proceed to West Highland Boulevard. Turn right on West Highland Boulevard and proceed approximately half a mile. Turn left on Innovation Drive and proceed to 4701 Innovation Drive.

Will my shares be voted if I do not return my proxy card?

        If you hold your shares in street name, generally the brokerage firm may only vote the shares which it holds for you in accordance with your instructions. However, if it has not received your instructions, the brokerage firm may vote your shares on matters pursuant to the rules of any national securities exchange which it is a member. If the brokerage firm cannot vote on a particular matter because it is not routine, there is a "broker non-vote" on that matter. Abstentions and broker non-votes will be treated as shares present, in person or by proxy, and entitled to vote for purposes of determining a quorum at the meeting. Broker non-votes will have no effect on the voting for the Proposal.

        We encourage you to provide instructions to brokerage firms by voting their proxy. This ensures the shares will be voted at the meeting.

        YOU MAY HAVE GRANTED DISCRETIONARY VOTING AUTHORITY OVER YOUR ACCOUNT TO YOUR BROKER. YOUR BROKER MAY BE ABLE TO VOTE YOUR SHARES DEPENDING ON THE TERMS OF THE AGREEMENT YOU HAVE WITH YOUR BROKER.

What vote is required to approve the proposal to elect two Directors?

        The two nominees for director who receive the most votes will be elected.

Where do I find the voting results of the meeting?

        We will announce preliminary voting results at the meeting. We will publish the final results in our first quarterly report on Form 10-Q following the Annual Meeting, filed with the Securities and Exchange Commission. You can get a copy by contacting our Investor Relations Department or the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at WWW.SEC.GOV.

What type of expenses will the Company pay soliciting these proxies?

        We will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communications for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What are the deadlines for stockholder proposals and director nominations for next year's annual meeting of stockholders?

        The deadline for submitting a stockholder proposal for inclusion in our Proxy Statement and form of proxy for our 2004 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is January 7, 2004. Notice must be sent in writing to the Corporate Secretary at: EFJ, Inc., 4800 NW 1st Street, Lincoln, NE 68521.

        Stockholders wishing to submit proposals or director nominations that are not to be included in the proxy statement for our 2004 annual meeting of stockholders must do so by no later than April 25, 2004. Notice must be sent in writing to the Corporate Secretary at: EFJ, Inc., 4800 NW 1stStreet, Lincoln, NE 68521.

How Do I Obtain an Annual Report on Form 10-K?

        If you would like a copy of our Annual Report on Form 10-K for the year ended December 31, 2002, that we filed with the Securities and Exchange Commission, we will send you one without charge. The Annual Report on Form 10-K includes a list of exhibits filed with the Securities and Exchange Commission, but does not include the exhibits. If you wish to receive copies of exhibits we will send them to you. Expenses for copying and mailing will be your responsibility.

Please write to:

EFJ, Inc.
4800 NW First Street, Suite 100
Lincoln, Nebraska 68521
Attention: Investor Relations

INFORMATION ABOUT EFJ COMMON STOCK OWNERSHIP

Which Stockholders Own at Least 5% of EFJ?

        As of March 25, 2003, we are unaware of any "beneficial owners" of more than 5% of our outstanding common stock.

How Much Stock is Owned by Directors and Executive Officers?

        The following table shows, as of March 25, 2003, common stock beneficially owned by our current directors and Named Executive Officers who are included in the Summary Compensation Table on page 10 and are still employed with us, and those shares of our common stock owned by all executive officers and directors as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Michael E. Jalbert	644,000	(3)	3.7%
Massoud Safavi	177,666	(4)	1.0%
Dennis E. Blaine	52,500	(5)	*
Thomas R. Thomsen	9,622	(6)	*
Winston J. Wade	8,622	(5)	*
Terry A. Watkins	6,000	(5)	*
Edward H. Bersoff	4,000	(5)	*
All current executive officers and directors as a group (10 persons)	918,610	(7)	5.2%

*
Less than 1%

(1)
"Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own our common stock not only if you hold it directly, but also if you directly or indirectly through a relationship, a position as a director or trustee, or a contract or understanding have or share the power to vote the stock, to invest it, to sell it, or you currently have the right to acquire it within 60 days of March 25, 2003.

(2)
Shares of our common stock issuable upon exercise of stock options currently exercisable, or exercisable within 60 days of March 25, 2003, are considered outstanding for computing the percentage of the person holding those options but are not considered outstanding for computing the percentage of any other person. We consider the 217,542 shares of our non-voting common stock held by First Commerce Bancshares, Inc. outstanding for computing the percentage each person owns. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power, if any, with respect to all shares of our common stock each beneficially owns.

(3)
Includes 610,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 25, 2003.

(4)
Includes 152,666 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 25, 2003.

(5)
Consist solely of shares issuable upon the exercise of stock options that are exercisable within 60 days of March 25, 2003.

(6)
Includes 8,622 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 25, 2003.

(7)
Includes 858,610 shares issuable upon the exercise of stock options that are exercisable within 60 days of March 25, 2003.

How many options are outstanding and how many shares are reserved for future issuance?

        The following table summarizes our equity compensation plan information as of December 31, 2002. Information is included for both equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders. We currently maintain one equity compensation plan, the 1996 Stock Incentive Plan. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the 1996 Stock Incentive Plan as of December 31, 2002.

EQUITY COMPENSATION PLAN INFORMATION
Year Ended December 31, 2002

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	1,328,186	$0.68	(2)	867,754	(3)
Equity compensation plans not approved by security holders	0	0		0
Total	1,328,186	$0.68		867,714

(1)
The 1996 Stock Incentive Plan is our only equity compensation plan and was previously approved by our stockholders.

(2)
The last sale price of our common stock on December 31, 2002, as reported in the OTC Bulletin Board was $1.25.

(3)
Under the 1996 Stock Incentive Plan, the Compensation Committee may make various stock-based awards as described above. In addition, shares covered by outstanding awards may become available for new awards if, among other things, the outstanding awards are forfeited or otherwise are terminated before the awards vest and shares are issued.

Compensation committee interlocks and Insider participation

        None of the members of our Compensation Committee is or has been an officer or employee of EFJ.

Did Directors, Executive Officers, and Greater-Than-10% stockholders comply with Section 16(a) beneficial ownership reporting in 2002?

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our directors, officers, and persons directly and indirectly the beneficial owners of more than 10% of any class of any of our equity securities (other than exempted securities) which are registered pursuant to Section 12 of the Exchange Act, to file reports of ownership and changes in ownership with the SEC and to provide us with copies of the reports. To our knowledge, based solely on review of copies of such reports furnished to us and written representations that no other reports were required, we believe that for the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% beneficial owners were complied with by such persons.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors

        The Board oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through, among other things, discussions with the Chairman, other key executives and our principal external advisers (legal counsel, outside auditors, investment bankers and other consultants), reading reports and other materials that we send them, and by participating in Board and committee meetings.

        The Board met five (5) times during 2002. Each incumbent director attended at least 75% of the total number of Board and committee meetings, of which he was a member, held in 2002.

The Committees of the Board

        The Board has an Executive Committee, an Audit Committee, a Compensation Committee, and a Nominating Committee.

The Executive Committee	The Executive Committee may exercise the powers of the Board, other than approving or proposing to stockholders action required to be approved by the stockholders, filling vacancies on the Board or any of its committees, amending the Certificate of Incorporation without stockholder approval, adopting, amending or repealing bylaws, or approving a plan merger not requiring stockholder approval, and is responsible for reviewing management's performance. Messrs. Bersoff, Jalbert, Thomsen, and Wade serve as members of the Executive Committee. The Executive Committee did not meet in 2002.
The Audit Committee
The Audit Committee of the Board is composed of three (3) members and operates under a written charter adopted by the Board, a copy of which is included as Exhibit A to this Proxy. The responsibilities of the Audit Committee are contained in the Audit Committee Report. The current members of the Audit Committee are Messrs. Bersoff (chair), Thomsen, and Wade. All Audit Committee members are "independent directors" as defined by the Sarbanes-Oxley Act of 2002 and the rules of the National Association of Securities Dealers, Inc. The Audit Committee satisfies the applicable composition, independence and financial qualification requirements as defined by EFJ policy and the National Association of Securities Dealers, Inc. listing standards. The Audit Committee met five (5) times during 2002.
The Compensation Committee
The Compensation Committee is responsible for determining our compensation policies and administering our compensation plans and 1996 Stock Incentive Plan. The Compensation Committee also reviews the compensation levels of our employees and makes recommendations to the Board regarding changes in compensation. Mr. Thomsen serves as Chair and Mr. Wade currently serves as the other member of the Compensation Committee. The Compensation Committee met two (2) times during 2002.

Governance and Nominating Committee
The Governance and Nominating Committee develops and reviews background information, and makes recommendations regarding candidates for election to our Board. Mr. Wade serves as Chair and Messrs. Bersoff and Safavi currently serve as members of the Committee. Nominations must be made in accordance with the procedures specified in Article 1, Section 7 of the Bylaws. The Nominating Committee met four (4) times in 2002.

Directors

        The following are the biographies of our current directors except for the Class I Directors. The biography of Edward H. Bersoff and Winston J. Wade, current directors and nominees for Class I Directors, are included below at page 21 under "Elect Two Directors."

        Class II Directors.    The following is our current Class II director. His term expires in 2004.

Name and Age	Principal Occupation and Business Experience
Thomas R. Thomsen (67)	Mr. Thomsen has served as a director of EFJ since July 1995. Between August 1995 and November 1999, he served as Chairman of the Board of Directors and Chief Executive Officer of Lithium Technology Corporation ("LTC"), a public company that manufactures rechargeable batteries. Mr. Thomsen had served as a director of LTC since February 1995. In January 1990, Mr. Thomsen retired as President of AT&T Technologies, after holding numerous senior management positions including director of Sandia Labs, Western Electric (Lucent Technologies), AT&T Credit Corp. and Oliveti Inc. Mr. Thomsen currently serves as a director of the Pioneer Foundation, and the Executive Committee of the University of Nebraska Technology Park. Mr. Thomsen is currently retired.

        Class III Directors.    The following are our current Class III directors. Their terms expire in 2005:

Name and Age	Principal Occupation and Business Experience
Michael E. Jalbert (58)	Mr. Jalbert was appointed to serve as a director upon his hiring as President and Chief Executive Officer of EFJ on March 1, 1999. Mr. Jalbert was elected Chairman of the Board on March 25, 1999. Prior to joining EFJ, Mr. Jalbert served as President and Chief Executive Officer of Microdyne Corp., a Nasdaq listed company, from March 1997 to February 1999. From 1995 to 1997, Mr. Jalbert served as President and Chief Executive Officer of IDB Communications. From 1992 to 1995, Mr. Jalbert was President of the CSD division of Diversey Corporation. Mr. Jalbert joined the Diversey Corporation from West Chemical Corporation, where he was President and Chief Operating Officer from 1987 to 1992. Mr. Jalbert is currently on the Board of Directors of AeA, a technology trade association based in Washington DC.

Massoud Safavi (50)
Mr. Safavi was appointed to serve as a director upon his hiring as Senior Vice President and Chief Financial Officer of EFJ in October 1999. In addition, Mr. Safavi is the Chief Operating Officer for Transcrypt International. Prior to joining EFJ, Mr. Safavi served as Vice President and Chief Financial Officer of Xerox Engineering Systems, Inc. beginning in May 1999. In addition, Mr. Safavi served as the Chief Financial Officer for Microdyne Corp. from June 1997 to March 1999. Prior to joining Microdyne Corp., Mr. Safavi spent nine years with UNC, Inc. where he served as Assistant Treasurer, division Chief Financial Officer, as well as the Director of Audit. Mr. Safavi is a C.P.A. and C.M.A.

How Do We Compensate Directors?

        Meeting Fees.    In 2002, we paid our non-employee directors a fee of:

  •
  $5,000 quarterly retainer;

  •
  $1,000 for attendance at each Board meeting;

  •
  $500 for attendance at each telephonic Board meeting; and

  •
  $500 for attendance at each committee meeting

        The aggregate amount in fees we paid to our non-employee directors in 2002 was $84,000. In addition, our non-employee directors are eligible to participate in the 1996 Stock Incentive Plan. On January 28, 2002, we granted to each of our non-employee directors options to purchase 10,000 shares of our common stock at an exercise price of $.510 per share, which was the last sale price of our common stock on January 28, 2002 as reported in the OTC Bulletin Board.

        Expenses and Benefits.    We reimburse all directors for out-of-pocket and travel expenses incurred in attending Board meetings.

Certain Relationships and Related Transactions

        In April 2002, we extended a loan to Mr. Jalbert, our President, Chief Executive Officer and Chairman, in the amount of $75,000. This note is due on demand and bears interest at the rate of 6% per year.

Executive Officers

Name and Age	Principal Occupation and Business Experience
Dennis E. Blaine (53)	Mr. Blaine joined EFJ in November 2000, and is currently the Executive Vice President of Sales and Marketing for E.F. Johnson Company ("EFJohnson"). Prior to joining EFJ, Mr. Blaine was Acting Vice President of Business Development for Advanced Business Sciences, Inc., a provider of wireless security solutions. From 1996 to 1999, Mr. Blaine was Senior Vice President of Global Business Development for the Sitel Corporation.

R. Andrew Massey (33)
Mr. Massey, an attorney, joined EFJ in December 1997 and has served as Corporate Secretary since June 1998. From November 1995 to July 1997, he served as a legal assistant to the Nebraska Public Service Commission.
Nancy E. Morrison (51)
Mrs. Morrison joined EFJ in October 1999, and is currently the Vice President of Human Resources. Prior to joining EFJ, Mrs. Morrison provided human resources consulting services to manufacturing companies. From 1995 to 1999, Mrs. Morrison was Director and Vice President of Human Resources for HR Solutions.
Kenneth M. Wasko (46)
Mr. Wasko joined EFJ in August 2002, and is currently the Executive Vice President of Operations and Engineering for EFJohnson. Prior to joining EFJ, Mr. Wasko was the General Manager of Motorola's Worldwide Accessories Division. From 1999 to 2000, Mr. Wasko was Director of Engineering Quality for Motorola's Personal Communication Sector. In 1998, Mr. Wasko was Director of Operations for Motorola's Paging Systems Group.
Terry A. Watkins (52)
Mr. Watkins joined EFJ in May 2001, and is currently the Corporate Controller. Prior to joining EFJ, from August 1997 until April 2001, Mr. Watkins was self-employed as a financial consultant. During that time, Mr. Watkins was a partner with World Cup Partners LLC, which filed for creditor protection under the federal bankruptcy laws in August 1998. From April 1992 until July 1997, Mr. Watkins was the Executive Vice President and Chief Financial Officer of U.S. Transportations Systems, Inc., a publicly held company engaged in various aspects of transportation. Mr. Watkins is a C.P.A.

How We Compensate Executive Officers

Executive Compensation

        The following table sets forth certain summary information concerning compensation paid to our Chief Executive Officer and each of the four other most highly compensated officers (determined as of the end of the last fiscal year) whose annual salary and bonus compensation exceeded $100,000 during 2002, and to one former executive officer who also met that threshold during 2002 (the "Named Executive Officers"), for each of the fiscal years ended December 31, 2002, 2001 and 2000 (or for such shorter period that we employed the individual).

SUMMARY COMPENSATION TABLE

	Annual Compensation
Name and Principal Position	Year	Salary	Bonus		Other Annual Compensation		Long-Term Compensation Awards Options		All Other Compensation(1)
Michael E. Jalbert President, Chairman and Chief Executive Officer	2002 2001 2000	$308,327 294,996 294,996	$124,135 375,000 100,000	(3)	$14,350 14,805 13,969	(2) (2) (2)	50,000 600,000 —	(4)	$26,660 13,012 9,300
Dennis E. Blaine Senior Vice President, EFJohnson(5)	2002 2001	147,402 135,693	91,878 8,599	(6)	7,500 7,750	(2) (2)	165,000 30,000		3,538 —
David L. Hattey President, EFJohnson(7)	2002 2001 2000	110,977 175,000 124,523	— 71,252 34,441	(10)	24,850 24,032 66,731	(8) (9) (11)	— 25,000 200,000	(12) (12)	— — —
Massoud Safavi Chief Financial Officer	2002 2001 2000	204,442 200,000 200,000	40,000 101,750 80,000	(13)	10,204 10,602 10,634	(2) (2) (2)	30,000 — 200,000	(14)	4,400 4,080 —
Kenneth M. Wasko Senior Vice President(15)	2002	53,942	31,000	(16)	50,601	(17)	50,000		—
Terry A. Watkins Corporate Controller(18)	2002	95,826	14,000		—		30,000		768

(1)
All amounts shown represent the 401K plan matching contributions, except for Mr. Jalbert's listed amounts, which represent plan matching contributions of $4,400 and $2,812 in 2002 and 2001, respectively, and life insurance policy expenses of $22,260, $10,200 and $9,300 in 2002, 2001, and 2000, respectively.

(2)
Represents a car allowance.

(3)
Represents bonus payments of $200,000 and the loan forgiveness of Mr. Jalbert's January 7, 2000 loan in the principal amount of $175,000.

(4)
Mr. Jalbert was originally granted options to acquire 400,000 shares of our common stock at an exercise price of $2.984 per share on March 1, 1999. These options were cancelled in connection with the regrant of options to acquire 400,000 shares of our common stock at an exercise price of $.656 per share on January 24, 2001. In 1999, Mr. Jalbert received 200,000 options granted pursuant to an agreement outside the 1996 Stock Incentive Plan at an exercise price of $2.25 per share. The 200,000 options were cancelled in connection with the regrant of options to acquire 200,000 shares of our common stock at an exercise price of $.656 per share on July 26, 2001.

(5)
Mr. Blaine joined EFJ in November 2000.

(6)
Represents bonus payments of $76,878 and a $15,000 signing bonus.

(7)
Mr. Hattey joined EFJ in July 2000. Mr. Hattey ceased to be an executive officer of EFJ on July 8, 2002.

(8)
Represents a car allowance of $3,850 and a severance payment of $21,000.

(9)
Represents amounts paid for a moving allowance of $17,432 and a car allowance of $6,600.

(10)
Represents amounts paid for a service award of $9,441 and a $25,000 signing bonus.

(11)
Represents a moving allowance of $61,781 and a car allowance of $4,950.

(12)
These options were cancelled unexercised on July 8, 2002.

(13)
Includes a $75,000 signing bonus and a $5,000 service bonus.

(14)
Mr. Safavi was originally granted options to acquire 200,000 shares of our common stock at an exercise price of $2.25 per share on October 19, 1999. These options were cancelled in connection with the regrant of options to acquire 200,000 shares of our common stock at an exercise price of $.656 per share on December 20, 2000.

(15)
Mr. Wasko joined EFJ in August 2002.

(16)
Includes a $25,000 signing bonus and a $6,000 service bonus.

(17)
Represents a moving allowance of $50,601.

(18)
Mr. Watkins joined EFJ in May 2001.

        The following table sets forth information concerning stock options granted to the Named Executive Officers during 2002.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
	Number of Securities Underlying Options Granted					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name			Percent of Total Options Granted to Employees in 2002	Exercise Price	Expiration Date
						5%	10%
Michael E. Jalbert	50,000	(2)	9.4%	$.510	1/28/12	$16,037	$40,640
Dennis E. Blaine	15,000	(2)	2.8%	..510	1/28/12	4,811	12,192
Dennis E. Blaine	150,000	(3)	28.3%	..890	7/25/12	83,957	212,765
David L. Hattey	30,000	(4)	5.7%	..510	7/28/02	N/A	N/A
Massoud Safavi	30,000	(2)	5.7%	..510	1/28/12	9,622	24,384
Kenneth M. Wasko	50,000	(2)	9.4%	..820	8/19/12	25,785	65,343
Terry A. Watkins	30,000	(2)	5.7%	..510	1/28/12	9,622	24,384

(1)
The amounts shown are hypothetical gains based on the indicated assumed rates of appreciation of our common stock, compounded annually over a ten year period, and assuming that the closing price was the market value of our common stock on the date of grant. The actual value (if any) that an executive officer receives from a stock option will depend upon the amount by which the market price of our common stock exceeds the exercise price of the option on the date of exercise. We cannot assure that our common stock will appreciate at any particular rate or at all in future years.

(2)
These options are exercisable when vested and vest as follows: 20% of such options shall vest on the first anniversary of the date the option was granted, and an additional 20% shall vest on each anniversary thereof until fully vested.

(3)
These options are exercisable when vested and vest as follows: 25% of such options vested on the date the option was granted (July 25, 2002) and 25% shall vest on each July 25 thereafter until fully vested.

(4)
These options were cancelled unexercised on July 8, 2002.

        The following table sets forth the number and value of the stock options held by the Named Executive Officers at December 31, 2002.

Fiscal Year-End Option Value Table

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End(1)
Name	Shares Acquired On Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael E. Jalbert	—	—	600,000	50,000	$356,400	$37,000
Dennis E. Blaine	—	—	43,500	151,500	16,752	64,608
David L. Hattey	—	—	0	0	0	0
Massoud Safavi	—	—	146,666	83,334	87,120	53,880
Kenneth M. Wasko	—	—	0	50,000	0	21,500
Terry A. Watkins	—	—	0	30,000	0	22,200

(1)
Solely for purposes of this table, the fair market value per share of our common stock is assumed to be $1.25, the closing price of our common stock as reported on the OTC Bulletin Market on December 31, 2002.

        The following table sets forth information concerning the repricing of options of executive officers for the period from the date we became a public reporting company under the Securities Exchange Act of 1934 on January 22, 1997, and March 25, 2003.

	Ten-Year Option/SAR Repricing
Name	Date	Number of Securities Underlying Options/SARs Repriced or Amended		Market Price of Stock at Time of Repricing or Amendment	Exercise Price at time of Repricing or Amendment	New Exercise Price	Length of Original Option Term Remaining at the Date of Repricing or Amendment
Michael E. Jalbert	1/24/01	400,000	(1)	$.563	$2.984	$.656	8 years
Michael E. Jalbert	7/26/01	200,000	(2)	$.450	$1.4375	$.656	8 years
George R. Spiczak	1/23/01	100,000	(3)	$.593	$2.25	$.656	8 years
George R. Spiczak	1/23/01	50,000	(4)	$.593	$1.438	$.656	8 years
George R. Spiczak	1/23/01	8,750	(5)	$.593	$3.156	$.656	9 years
R. Andrew Massey	1/23/01	5,000	(6)	$.593	$3.156	$.656	9 years
Massoud Safavi	12/20/00	200,000	(7)	$.297	$2.25	$.656	8 years
Nancy Morrison	11/21/00	1,000	(8)	$.484	$3.156	$.656	9 years
David L. Hattey	11/21/00	100,000	(9)	$.484	$2.563	$.656	9 years
Scott W. Avery	12/20/00	20,000	(10)	$.297	$3.50	$.656	9 years
Craig J. Huffaker	7/20/98	50,000	(11)	$5.75	$25.00	$5.75	9 years

(1)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on March 1, 1999.

(2)
Consists of shares issuable pursuant to an agreement outside the 1996 Stock Incentive Plan on October 19, 1999. These shares were subsequently issued within the 1996 Stock Incentive Plan.

(3)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on April 1, 1999. These options have subsequently expired unexercised.

(4)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on June 29, 1999. These options have subsequently expired unexercised.

(5)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 25, 2000. These options have subsequently expired unexercised.

(6)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 25, 2000.

(7)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on October 19, 1999.

(8)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 25, 2000.

(9)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on July 25, 2000.

(10)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 2, 2000. These options have subsequently expired unexercised.

(11)
Consists of shares issuable pursuant to options originally granted under the 1996 Stock Incentive Plan on January 19, 1998. These options have subsequently expired unexercised.

Employment Agreements, Termination of Employment and Change of Control Arrangements

        On October 15, 2002, we entered into an Employment Agreement (the "Jalbert Agreement") with Michael E. Jalbert, our Chairman of the Board, President and Chief Executive Officer, for a term beginning on October 15, 2002 and ending October 14, 2004. The Jalbert Agreement shall automatically be renewed for two consecutive two-year periods, unless otherwise terminated. The Jalbert Agreement sets forth a yearly base salary of $310,000. The agreement provides for certain benefits to Mr. Jalbert, including paid vacation time, car allowance, participation in our qualified profit sharing plans, and employee group and disability insurance. Additionally, if Mr. Jalbert is still employed by us on October 14, 2008, Mr. Jalbert's employment will terminate and he will be eligible for certain retirement benefits including employee group and disability insurance, office space and administrative support.

        In the event of termination of the Jalbert Agreement after a change in control, as defined in such agreement, then the following shall apply: (1) all of Mr. Jalbert's unvested options shall vest immediately; (2) we shall pay Mr. Jalbert a lump sum severance payment equal to three years of base salary and will consider providing a transaction bonus; and (3) Mr. Jalbert will continue to receive all benefits for one year after termination. A change in control is defined in the agreement as a change in the ownership of EFJ or a sale, assignment or transfer of all or substantially all of its assets which results in a forced change in the majority of the Board. The Jalbert Agreement provided for Mr. Jalbert to enter concurrently into a separate Confidentiality and Non-Compete Agreement, effective during the term of the Jalbert Agreement.

        On September 10, 1999, we entered into an Employment Agreement (the "Safavi Agreement") with Massoud Safavi, our Senior Vice President and Chief Financial Officer, for a term beginning on October 15, 1999 and ending October 15, 2001. Pursuant to the terms of the Safavi Agreement, we gave Mr. Safavi notice that we did not intend to renew the Safavi Agreement, which terminated as of October 15, 2001. We provided assurances to Mr. Safavi that in the event of termination of the Safavi Agreement, we would pay Mr. Safavi a lump sum severance payment equal to one year of base salary.

        On November 21, 2000, we amended our standard option agreement, as permitted by the 1996 Stock Incentive Plan, to provide for acceleration of all options within 15 days of the occurrence of a change of control event, as defined in the agreement.

  Selection of Independent Public Accountants

        The Audit Committee has selected Grant Thornton to serve as the independent auditor of EFJ for the current fiscal year ending December 31, 2003. A representative of Grant Thornton is expected to be present at the annual meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions.

  Fees

        During fiscal year 2002, we retained our principal auditor, Grant Thornton, to provide services in the following categories and amounts:

Audit fees(1)	$98,000
Financial information systems design and implementation fees(2)	$0
All other fees(3)	$88,000

(1)
Audit Fees. The audit fees include only fees that are customary under generally accepted auditing standards and are the aggregate fees EFJ incurred for professional services rendered for the audit of the EFJ's annual financial statements for fiscal year 2002 and the reviews of the financial statements included in EFJ's Quarterly Reports on Forms 10-Q for fiscal year 2002.

(2)
Financial Information Systems Design and Implementation Fees. EFJ did not incur any fees associated with financial information systems design and implementation during fiscal year 2002.

(3)
All Other Fees. All other fees include the aggregate fees billed for services rendered by Grant Thornton other than those services covered above and consist principally of fees for tax return preparation and services related to state and local matters.

        The Committee has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of EFJ's principal accountant. Of the time expended by EFJ's principal accountant to audit EFJ's financial statements for the year ended December 31, 2002, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Report

        The following Audit Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

        The Audit Committee reports to the Board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of EFJ.

        The Audit Committee operates pursuant to a written charter adopted by the Board on January 25, 2000, and subsequently amended on October 24, 2002. A copy of the Audit Committee Charter is attached to this proxy statement as Exhibit A.

        Pursuant to the Charter, the Audit Committee has the following responsibilities:

  •
  To monitor the preparation of quarterly and annual financial reports;

  •
  To review the adequacy of internal control systems and financial reporting procedures with management and independent auditors; and

  •
  To review the general scope of the annual audit and the fees charged by the independent auditors.

        In discharging its oversight responsibility the Audit Committee has met and held discussions with management and Grant Thornton, the independent auditors for EFJ. Management represented to the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

        The Audit Committee also obtained from the independent auditors a formal written statement describing all relationships between us and the auditors that bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. The Audit Committee discussed with the independent auditors any relationships that may impact on the firm's objectivity and independence and satisfied itself as to the auditors' independence.

        Based on these discussions and reviews, the Audit Committee recommended that the Board approve the inclusion of EFJ's audited financial statements in EFJ's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

        Management is responsible for EFJ's financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. EFJ's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of EFJ and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on EFJ's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that EFJ's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statement has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent."

        Respectfully submitted by the members of the Board's Audit Committee:

      Edward H. Bersoff, Chairman
      Thomas R. Thomsen
      Winston J. Wade

Date: April 16, 2003

Compensation Committee Report
On Executive Compensation and Repricing of Stock Options

        The following Compensation Committee Report on Executive Compensation shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

        The Compensation Committee of the Board is composed of two directors who are not also EFJ employees. The Compensation Committee establishes EFJ's overall compensation and employee benefits and the specific compensation of our executive officers. It is the Compensation Committee's goal to implement executive officer compensation programs that further our business objectives and that attract, retain and motivate the best qualified executive officers.

        We adopt and administer our executive compensation policies and specific executive compensation programs in accordance with the principal goal of maximizing return on stockholders' equity. The Compensation Committee believes that we can best achieve our performance goal, and the long-term interests of our stockholders generally by attracting and retaining management of high quality, and that such management will require commensurate compensation. The Compensation Committee believes that our executive officer compensation policies are consistent with this policy.

        Certain of our executive officers, including our current Chief Executive Officer, Michael E. Jalbert, have written, employment agreements with us (see "Employment Agreements, Termination of Employment and Change of Control Arrangements" on pages 14 and 15 above). The Compensation Committee determines the levels of compensation granted in such employment agreements, and the levels of compensation granted to other executive officers from time to time based on factors that the Compensation Committee considers appropriate. As indicated below, our overall financial performance is a key factor the Compensation Committee considers in setting compensation levels for executive officers.

        The Compensation Committee determines annual compensation levels for executive officers, including the Chief Executive Officer, and compensation levels which may be implemented from time to time based primarily on its review and analysis of the following factors: (1) the responsibilities of the position, (2) the performance of the individual and his or her general experience and qualifications, (3) our overall financial performance (including return on equity, levels of general and administrative expense and budget variances) for the previous year and the contributions to such performance measures by the individual or his or her department, (4) the officer's total compensation during the previous year, (5) compensation levels that comparable companies in similar industries (wireless communications and information security) pay, (6) the officer's length of service with us, and (7) the officer's effectiveness in dealing with external and internal audiences. In addition, the Compensation Committee receives the recommendations of the Chief Executive Officer with respect to the compensation of other executive officers, which the Compensation Committee reviews in light of the above factors. The Compensation Committee believes, based on a review of relevant compensation surveys, that the base compensation of the executive officers is competitive with companies of similar size and with comparable operating results in similar industries. EFJ paid $301,013 in bonuses to our Named Executive Officers for their performance in 2002.

        While the Compensation Committee establishes compensation levels based on the above-described criteria, the Compensation Committee also believes that encouraging equity ownership by executive officers further aligns the interests of the officers with the performance objectives of our stockholders and enhances our ability to attract and retain highly qualified personnel on a basis competitive with industry practices. The Compensation Committee currently structures awards granted under the 1996 Stock Incentive Plan to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) allows us to preserve our right to take a tax deduction for compensation attributable to these awards if certain requirements, which include the achievement of certain performance goals, are met. Through the 1996 Stock Incentive Plan, there will be an additional direct relationship between our performance and benefits to executive officer Plan participants.

        In the fourth quarter of 2000, EFJ made an offer to exchange employee stock options to all current employees holding outstanding options, including executive officers. All eligible executive officers accepted the offer to exchange options. Under the offer to exchange options, individuals could exchange eligible options on an all-or-nothing basis for a new option and also had to surrender for cancellation all outstanding options. The new options have an exercise price of $.656, which was above the fair market value of EFJ's stock, and vest over a five year period commencing on the date of grant. The Compensation Committee approved the exchange offer because it is philosophically committed to the concept of employees as owners, including for its executive officers. The Compensation Committee believed that the only means to retain and to provide an incentive to current employees, without adversely affecting EFJ's restrictive cash liquidity, was to provide an exchange stock option program. The Compensation Committee also considered the potential dilutive impact on stockholders, EFJ's current finances, the states of the employee morale and EFJ's business plans. Based upon a review of all of the foregoing, the Compensation Committee felt it appropriate to offer the option exchange program.

        The principles that guided the Compensation Committee in determining our other executive officers' compensation during the 2002 fiscal year also included the motivation of employees to attain the highest level of performance and the ability to attract, and retain qualified employees.

        The Compensation Committee of the Board of Directors:

      Thomas R. Thomsen, Chairman
      Winston J. Wade

Dated: April 16, 2003

Performance Graph

        The graph below compares the quarterly cumulative return to stockholders (stock price appreciation plus reinvested dividends) for EFJ common stock with the comparable return of two indexes: the Nasdaq Stock Market (U.S.) and the Nasdaq Electronic Components Index. Points on the graph represent the performance between January 22, 1997 and December 31, 2002. We used an eleven-month period for 1997 since we went public, and began trading as a company, on January 22, 1997.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG EFJ, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ ELECTRONIC COMPONENTS INDEX

    *$100 INVESTED ON 12/31/97 IN STOCK OR INDEX-
    INCLUDING REINVESTMENT OF DIVIDENDS.
    FISCAL YEAR ENDING DECEMBER 31.

DISCUSSION OF THE PROPOSAL TO ELECT TWO DIRECTORS
AS RECOMMENDED BY THE BOARD

Proposal to Elect Two Directors

        The Board has nominated two directors for election at the Annual Meeting. Each nominee is currently serving as one of our Class I directors. Each Class I director's term expires in 2003. If you re-elect them, they will hold office until the annual meeting in 2006, or until their successors have been elected or they resign. The Board is presently seeking additional qualified directors with business experience that would prove an asset to the Board.

        We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting at which a director for the Class that the director has been appointed to will be elected.

NOMINEES

Name and Age	Principal Occupation and Business Experience
Edward H. Bersoff (60)	Dr. Bersoff has served as a director of EFJ since June 1999. Dr. Edward H. Bersoff is the Managing Director of Quarterdeck Investment Partners, LLC. Previously, Dr. Bersoff served as BTG's President, Chief Executive Officer, and Chairman of the Board of Directors since the Company's founding in 1982. BTG was recently acquired by the Titan Corporation. Dr. Bersoff also serves as a director of Titan Corporation, Phillips International, Inc., the Potomac Bank of Virginia, New York University, Virginia Commonwealth University, the Inova Health System, the Wolf Trap Foundation, and the Eugene and Agnes E. Meyer Foundation. Dr. Bersoff earned a PhD in mathematics from New York University and completed the Owner/President Management Program at Harvard Business School. Dr. Bersoff holds the position of Distinguished Professor at George Mason University.
Winston J. Wade (64)
Mr. Wade has served as a director of EFJ since July 1996. Effective February 1999, Mr. Wade retired as Chief Executive Officer and Chief Operating Officer of Binariang-Malaysia, a joint venture of MediaOne for which he served since January of 1997. From February to December 1996, he served as managing director of BPL U.S. West Cellular in India. From 1963 to 1996, he held various positions with Northwestern Bell, AT&T, and U.S. West Communications. Mr. Wade also serves as a director of the University of Nebraska Foundation, AmeritasAcacia Life Insurance Company, and Intrado.

The Board of Directors Recommends that Stockholders Vote "For"
the Election of Two Directors.

Exhibit A

EFJ, INC.
BOARD OF DIRECTORS
AUDIT COMMITTEE CHARTER

I.    PURPOSE

        The primary function of the Audit committee is to assist the Board of Directors in fulfilling its oversight responsibilities. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

  •
  Review and appraise the audit efforts of the Corporation's independent accountants.

  •
  Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

II.    COMPOSITION

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices.

        The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

        The committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials.

IV.  RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Audit Committee shall:

  •
  Documents/Reports Review

          1.    Review this Charter and update it as conditions dictate.

          2.    Review the organization's annual financial statements and any reports, including any certification, report, opinion, or review rendered by the independent accountants.

          3.    Review, on a quarterly basis, the expense report of the Company's Chief Executive Officer (CEO). The Chair of the Committee may represent the entire Committee for purposes of this review.

  4.
  Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

  •
  Independent Accountants

          5.    Recommend to the Board of Directors the selection of the independent accountants. On an annual basis, the committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

          6.    Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

          7.    Periodically consult with the independent accountants out of the presence of management about internal controls and the quality and accuracy of the organization's financial statements.

  •
  Financial Reporting Processes

          8.    Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

          9.    Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

  •
  Process Improvement

          10.  Following completion of the annual audit review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          11.  Review any significant disagreement among management and the independent accountants in connection with the preparation and audit of the financial statements.

          12.  Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as recommended by the Audit committee, have been implemented.

  •
  Ethical and Legal Compliance

          13.  Review management's monitoring of the Corporation's compliance with the organization's Ethical Code.

          14.  Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

          15.  Conduct investigations into any matters within the Committee's scope of responsibilities when they feel it is appropriate. When they deem it necessary, the committee shall be empowered to retain Independent Counsel and other professions to assist in any investigation.

          16.  Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

V    Please detach here    V

The Board of Directors recommends that you vote "FOR" the Election of Directors.

PROPOSAL ONE:	ELECTION OF DIRECTORS:	01 Winston J. Wade 02 Edward H. Bersoff	☐	Vote FOR the nominee (except as marked)	☐	Vote WITHHELD from the nominee
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO DIRECTOR NOMINEES.
Please sign exactly as name appears hereon.
I (WE) DO ☐ DO NOT ☐ EXPECT TO ATTEND THE MEETING.
	Dated:	, 2003
PLEASE SIGN DATE AND RETURN THIS CARD IN THE ENCLOSED ENVELOPE.

Signature(s) in Box
When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please indicate as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

EFJ, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 29, 2003

The University of Nebraska Technology Park
4701 Innovation Drive
Lincoln, NE 68521

EFJ, Inc.	proxy

Proxy solicited by Board of Directors.

        Michael E. Jalbert and Thomas R. Thomsen, and each of them, with full power of substitution, are hereby appointed proxy to vote all the stock of EFJ, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders on May 29, 2003, and at any adjournments thereof, to be held at the University of Nebraska Technology Park located at 4701 Innovation Drive, Lincoln, NE 68521, as follows:

See reverse for voting instructions.

QuickLinks

TABLE OF CONTENTS
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
INFORMATION ABOUT EFJ COMMON STOCK OWNERSHIP
EQUITY COMPENSATION PLAN INFORMATION Year Ended December 31, 2002
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
Executive Compensation
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
Fiscal Year-End Option Value Table
Audit Committee Report
Compensation Committee Report On Executive Compensation and Repricing of Stock Options
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN* AMONG EFJ, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ ELECTRONIC COMPONENTS INDEX
DISCUSSION OF THE PROPOSAL TO ELECT TWO DIRECTORS AS RECOMMENDED BY THE BOARD
NOMINEES
  Exhibit A